UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2006


                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                     000-106839               88-0492134
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

          114 West Magnolia Street, Suite 400-142
                      Bellingham, WA                          98225
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         (Address of principal executive offices)          (Zip Code)

                                  360-392-3902
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              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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          ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On March 6, 2006, Essential Innovations Technology Corp. (the "Company") closed its agreement with Earth Source Energy, Inc., Pacific Geo Exchange, Inc., and their six stockholders (Mueller Family Trust, Jade Eagle Trust, Aries Developments Ltd., Lynn Mueller, Mark McCooey, Paul Callon, together referred to as the "Selling Stockholders") to acquire all of the issued and outstanding stock of Earth Source Energy, Inc. and Pacific Geo Exchange, Inc. (the "Acquired Businesses"). Neither the Acquired Businesses nor any of the Selling Stockholders are affiliates of the Company. At closing, the Company paid the Selling Stockholders CDN$400,000 in cash and promissory notes aggregating CDN$760,000, and issued the Selling Stockholders an aggregate of 1,171,230 shares of common stock. The promissory notes bear interest at the rate of 10% per annum and are payable on demand after March 17, 2006.

         With this acquisition, the Company now owns western Canada's largest and most-experienced geoexchange installers for commercial and residential applications.

         The issuance of these securities was conducted pursuant to Regulation
S. The Selling Stockholders represented in writing that they were not residents of the United States, acknowledged in writing that the securities constituted restricted securities, and consented to a restrictive legend on the certificates to be issued. The Company has entered into an agreement to register the resale of the common stock issued to the Selling Stockholders at closing.

      ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AND OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         See the disclosure provided under Item 2.03 above.

               ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         See the disclosure provided under Item 2.01 above.

              ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. Pursuant to the requirements of Item 2.01 of Form 8-K, the Company will file audited financial statements for the business acquired in an amendment to this report on or before May 22, 2006.

         (b) Pro Forma Information. See subparagraph (a) above.

         (c) Shell Company Transactions. Not applicable.

         (d) Exhibits. The following is filed as an Exhibit to this report:

    Exhibit
    Number              Title of Document                          Location
---------------  ------------------------------------------------  -------------

   Item 99.       Other Exhibits
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    99.01        Public Release dated March 10, 2006               This filing

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.


Date: March 10, 2006                      By: /s/ Jason McDiarmid
                                             ---------------------------------
                                             Jason McDiarmid
                                             Its President

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